Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined financial information for the periods indicated below show the effect of Net Perceptions, Inc.’s (“Net Perceptions”) acquisition from CRC Acquisition Co., LLC of certain of its assets comprising the business of Concord Steel (“Concord Steel”) completed on October 3, 2006, for $45.3 million in cash and equity. The unaudited pro forma condensed combined balance sheet presents the financial position of Net Perceptions as September 30, 2006, giving effect to the acquisition of Concord Steel as if it had occurred on such date. The unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2006 and for the year ended December 31, 2005, give effect to the acquisition of Concord Steel as if it had occurred on January 1, 2005.

The unaudited pro forma condensed combined balance sheet of September 30, 2006 has been prepared by combining the historical condensed consolidated balance sheet of Net Perceptions as of September 30, 2006, with the historical condensed consolidated balance sheet of CRC Acquisition Co., LLC as of September 30, 2006. The unaudited pro forma condensed combined statement of income for the year ended December 31, 2005 has been prepared by combining Net Perceptions’ historical condensed consolidated statement of income for the year ended December 31, 2005, with the historical condensed consolidated statement of income of CRC Acquisition Co., LLC for the fiscal year ended December 31, 2005. The interim unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2006, has been prepared by combining Net Perceptions’ historical condensed consolidated statement of income for the nine months ended September 30, 2006, with CRC Acquisition Co., LLC’s historical condensed consolidated statement of income for the nine months ended September 30, 2006. Appropriate pro forma adjustments have been applied to the historical accounts.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the acquisition been completed as of the dates indicated and is not necessarily indicative of our future financial position or results of operations.

The acquisition of Concord Steel was structured as an asset purchase through SIG Acquisition Corp., a wholly-owned subsidiary of Net Perceptions. The acquisition is accounted for under the purchase method of accounting with assets acquired and liabilities assumed recorded at their estimated fair values. Goodwill is generated to the extent that the purchase price consideration exceeds the fair value of net assets acquired. Net Perceptions is in the process of determining the purchase price allocation, which will allocate the excess of purchase price over the fair value of acquired contracts, the tangible and identifiable intangible assets, pension liabilities and deferred tax assets and liabilities acquired to goodwill. Net Perceptions has not finished this purchase price allocation. Estimates of useful lives and estimated fair values of tangible and amortizable intangible assets will be completed after Net Perceptions obtains third party appraisals, performs its own internal assessments and reviews all available data. As a result, the final allocation of the excess purchase price over the fair value of the assets acquired could differ from what is presented herein.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Net Perceptions and CRC Acquisition Co., LLC, including related notes thereto. The historical audited consolidated financial statements of Net Perceptions, Inc. are included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the nine months ended September 30, 2006. The historical audited financial statements of CRC Acquisition Co., LLC for the years ended December 31, 2005, 2004 and 2003, including related notes thereto, and the unaudited nine months ended September 30, 2006 and 2005, are included in this Form 8-K filing as Exhibit 99.1.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2006
(in thousands, except per share amounts)

	HISTORICAL NET PERCEPTIONS	HISTORICAL CRC ACQUISITION	PRO FORMA ADJUSTMENTS	#	COMBINED PRO FORMA
ASSETS
Current assets:
Cash and cash equivalents	$14,569	$--	$(14,569)	1	$--
Accounts receivable, trade, less allowance for doubtful accounts of $23	--	10,218	--		10,218
Inventory	--	12,207	--		12,207
Prepaid expenses	74	27	--		101
Total current assets	14,643	22,452	(14,569)		22,526

Property and Equipment, net	2	4,032	(902)	2	3,132

OTHER ASSETS
Other assets	516	132	--		648
Deferred financing costs	--	2	965	4	967
Goodwill, net	--	--	6,178	13	6,178
Other intangibles, net	--	2,485	24,478	3	26,963
Total other assets	516	2,619	31,621		34,756
Total assets	$15,161	$29,103	$16,150		$60,414

LIABILITIES AND OWNERS EQUITY
Current liabilities
Notes payable, line of credit	$--	$10,063	$(6,777)	5	$3,286
Current maturities of long-term debt	--	225	2,275	6	2,500
Accounts payable and accrued expenses	349	9,149	1,820	8	11,318
Total current liabilities	349	19,437	(2,682)		17,104

Long-Term Liabilities
Notes payable, less current maturities	2,533	640	24,860	9	28,033
Accrued interest payable	126	49	(49)	7	126
Total liabilities	3,008	20,126	22,129		45,263

Members’ equity	--	8,977	(8,977)	10	--
Common stock	3	--	--		3
Additional paid-in-capital	241,854	--	3,000	12	244,854
Accumulated other comprehensive gain	2	--	(2)	11	--
Accumulated deficit	(229,706)	--	--		(229,706)
Total stockholders’ equity	12,153	8,977	(5,979)		15,151
Total liabilities and stockholders’ equity	$15,161	$29,103	$16,150		$60,414

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
BALANCE SHEET AS OF SEPTEMBER 30, 2006

(1) Cash of $14.6 million used in purchase of CRC Acquisition Co., LLC.

(2) Adjustment of Property and Equipment received in acquisition to fair value.

(3) Recording of Fair Value of identified intangible assets acquired in purchase of Concord Steel.
		Lives
Tradename & Trademarks	$10,461	INDEFINITE
Customer relationships	$13,803	12 yrs
Gas contract	$214	30 yrs
Total	$24,478

(4) Recording of deferred finance costs incurred with acquisition transaction. Elimination of CRC Acquisition Co., LLC deferred financing costs.

(5) Elimination of CRC Acquisition Co., LLC’s note payable which was paid upon closing of the acquisition. Recording of Net Perceptions, Inc.’s new credit facility utilized to fund the acquisition (see note 9 below).

(6) Elimination of additional secured notes on facilities acquired in acquisition. Notes were paid off as of closing date. Recording of current portion of new term loan of $28 million. Payments of $500 thousand due March 2007 and 1.0 million due June and September 2007.

(7) Elimination of CRC Acquisition Co., LLC’s accrued interest expense.

(8) Recording of additional acquisition costs and consideration incurred with consummation of CRC Acquisition Co., LLC acquisition.

(9) Recording of Net Perceptions, Inc.'s new term loan of $28 million issued upon closing of transaction less current maturities portion. Elimination of CRC Acquisition Co., LLC’s note payable paid upon consummation of acquisition. See Note 6 above.

(10) Elimination of CRC Acquisition Co., LLC historical members’ equity and accumulated earnings.

(11) Elimination of unrealized gain on investment securities that were sold and the proceeds thereof utilized in the purchase of CRC Acquisition Co., LLC.

(12) Reflects equity infusion from issuance of 3,529,000 shares to certain members of CRC Acquisition Co., LLC at $0.85 per share upon closing of transaction.

(13) Reflects a net increase of 6.2 million to goodwill for the excess amount paid to acquire the net assets of CRC Acquisition Co., LLC over the fair value of the net tangible and identifiable intangible assets.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(in thousands, except per share amounts)

	HISTORICAL NET PERCEPTIONS	HISTORICAL CRC ACQUISTION CO., LLC (1)	PRO FORMA ADJUSTMENTS	#	COMBINED PRO FORMA
Revenues:
Royalty revenues	$118	$--	$--		$118
Product sales	--	64,404	--		64,404
Total revenue	118	64,404	--		64,522

Cost of revenue	--	53,711	(165)	2	53,546
Total costs of revenue	--	53,711	(165)		53,546
Gross margin:	118	10,693	165		10,976

Operating expenses:
General & administrative	553	2,816	(33)	2	4,688
			1,157	3
			195	4
Gain from litigation settlement	(223)	--	--		(223)
Total operating expenses	330	2,816	1,319		4,465

Income (loss) from operations:	(212)	7,877	(1,154)		6,511

Other income (expense):
Interest income	454	--	(454)	5	--
Interest (expense)	(68)	(270)	(1,891)	6	(2,152)
			270	7
			(193)	8
Management and loan guarantee fees	--	(324)	324	9	--
Other income	33	--	--		33
Total other income (expense)	419	(594)	(1,944)		(2,119)
Income (loss) from continuing operations before provision for income taxes	207	7,283	(3,098)		4,392

Provision for income taxes
State and local taxes	--	56	(56)	10	289
			289	11
Federal	--	--	82	12	82
Net income	$207	$7,227	$(3,413)		$4,021

Earnings per common share from continuing operations
Basic net income per share	$0.01			13	$0.12
Shares used in basic calculation	28,918		3,529	13	32,447

Diluted net income per share	$0.01			13	$0.11
Shares used in diluted calculation	33,438		3,529	13	36,967

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005

(1) Reflects CRC Acquisition Co., LLC’s statement of continuing operations presented for its fiscal year ended December 31, 2005.

(2) Reflects a reduction to depreciation expense of $165 thousand in cost of revenues and $33 thousand in selling, general and administrative expenses due to recording CRC Acquisition Co., LLC’s depreciable property and equipment at the acquisition fair market values. The overall fair value for the depreciable property and equipment was a decrease of $897 thousand, thus lowering the total amount of depreciation expense.

CRC Acquisition Depreciation reversal - CGS:		$(414)
Net Perceptions Depreciation - CGS:		$249
		$(165)
CRC Acquisition Depreciation reversal - SGA:	$	(33)
Net Effect:		$(198)

(3) Reflects an increase to amortization expense of $1.2 million due to an increase in the fair value of identifiable intangible assets from purchase accounting amortized over their estimated remaining useful lives.

(4) Reflects calculations of estimated taxes based on CRC Acquisition Co., LLC’s historical tax filings with various state and local authorities. Includes calculation of the following taxes based on Net Perceptions’ capital structure.

Delaware Franchise Tax:	$49
Ohio Property/Real Estate	45
Connecticut Capital Tax	101
Total Tax	$195

(5) Reflects a reduction of interest income of $454 thousand related to the use of cash, cash equivalents and short-term investments to fund the acquisition of CRC Acquisition Co., LLC.

(6) Reflects an increase to interest expense of $1.9 million related to a new term loan and revolving credit facility used to fund the acquisition of assets from CRC Acquisition Co., LLC. The new term loan and revolving credit facility was issued by LaSalle Bank, NA in October 2006 and matures in October 2011. The loans carry a variable interest rate of three-month LIBOR plus 2.5%. Pro forma interest expense for the loans was based on the historical average three-month LIBOR rate of 3.544% for the year ended December 31, 2005. If interest rates were to increase or decrease by 1/8%, pro forma income from continuing operations would be $4.0 million and $4.1 million, respectively.

(7) Reflects a reduction of interest expense of $270 thousand related to the notes payable outstanding on CRC Acquisition Co., LLC’s balance sheet as of December 31, 2005. All notes payable and lines of credit were paid off upon the acquisition of CRC Acquisition Co., LLC by Net Perceptions, Inc.

(8) Interest expense incurred with amortization of financing costs associated with financing of transaction. Total financing costs are approximately $967 thousand and amortized over 5 years (the term of the loan) for an annual expense of $193 thousand.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005

(9) Reflects an elimination of Management and Loan guarantee fees. Fees related to notes payable and lines of credit which were paid off at the time of acquisition. Management fees were also discontinued at the time of acquisition.

(10) Reflects an elimination of state and local income taxes calculated using CRC Acquisition Co., LLC’s historical tax rate and capital structure.

(11) Reflects the calculation of state income and local taxes of $289 thousand utilizing adjustments to pro forma net income before taxes.

(12) Federal income tax rate of 2% calculated on Alternative Minimum Tax (“AMT”) limitation of Net Operating Loss carry forwards (“NOL”). NOL’s are limited to 90% of net income under AMT regulations.

(13) Basic earnings per common share for continuing operations is computed as follows: income from continuing operations divided by basic weighted average common shares outstanding. Diluted earnings per common share for continuing operations is computed as follows: income from continuing operations divided by diluted weighted average common shares outstanding. Reflects purchase of 3.5 million shares to certain members of CRC Acquisition Co. LLC, the selling party, upon completion of the acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
(in thousands, except per share amounts)

	HISTORICAL NET PERCEPTIONS	HISTORICAL CRC ACQUISITION CO., LLC (1)	PRO FORMA ADJUSTMENTS	#	COMBINED PRO FORMA
Revenues:
Royalty revenues	$20	$--	$--		$20
Product sales	--	60,738	--		60,738
Total revenue	20	60,738	--		60,758

Cost of revenues	--	47,867	(192)	2	47,675
Total costs of revenue	--	47,867	(192)		47,675
Gross margin:	20	12,871	192		13,083

Operating expenses:
General & administrative	568	2,469	(39)	2	4,012
			868	3
			146	4
Related party stock compensation	7,542	--	--		7,542
Terminated transaction costs	50	--	--		50
Transaction costs - CRC Acquisition	16	--	--		16
Total operating expenses	8,176	2,469	975		11,620

Income (loss) from operations:	(8,156)	10,402	(783)		1,463

Other income (expense):
Interest income	519	--	(519)	5	--
Interest (expense)	(39)	(463)	(1,748)	6	(1,932)
			463	7
			(145)	8
Management and loan guarantee fees	--	(710)	710	9	--
Other income (expense)	(48)	(1,404)	1,396	10	(56)
Total other income (expense), net	432	(2,577)	157		(1,988)
(Loss) income from continuing operations before provision for income taxes	(7,724)	7,825	(626)		(525)

Provision for income taxes
State and local taxes	--	211	(211)	11	48
			48	12
Federal	--	--	--	13	--
Net (loss) income	$(7,724)	$7,614	$(463)		$(573)

Earnings per common share from continuing operations
Basic net loss per share	$(0.26)			14	$(0.02)
Shares used in basic calculation	29,320		3,529	14	32,849

Diluted net loss per share	$(0.26)			14	$(0.02)
Shares used in diluted calculation	29,320		3,529	14	32,849

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(1) Reflects CRC Acquisition Co., LLC’s statement of continuing operations presented for the nine months ended September 30, 2006.

(2) Reflects a reduction to depreciation expense of $192 thousand in cost of revenues and $39 thousand in selling, general and administrative expenses due to recording CRC Acquisition Co., LLC’s depreciable property and equipment at the acquisition fair market values. The overall fair value for the depreciable property and equipment was a decrease of $897 thousand, thus lowering the total amount of depreciation expense.

CRC Acquisition Depreciation reversal - CGS:		$(379)
Net Perceptions Depreciation - CGS:		$187
		$(192)
CRC Acquisition Depreciation reversal - SGA:	$	(39)
Net Effect:		$(231)

(3) Reflects an increase to amortization expense of $868 thousand due to an increase in the fair value of identifiable intangible assets from purchase accounting amortized over their estimated remaining useful lives.

(4) Reflects calculations of estimated taxes based on CRC Acquisition Co., LLC’s historical tax filings with various state and local authorities. Includes calculation of the following taxes based on Net Perceptions’ capital structure.

Delaware Franchise Tax:	$36
Ohio Property/Real Estate	34
Connecticut Capital Tax	76
Total Tax	$146

(5) Reflects a reduction of interest income of $519 thousand related to the use of cash, cash equivalents and short-term investments to fund the acquisition of CRC Acquisition Co., LLC.

(6) Reflects an increase to interest expense of $1.7 million related to a new term loan and revolving credit facility used to fund the acquisition of CRC Acquisition Co., LLC. The new term loan and revolving credit facility was issued by LaSalle Bank, NA in October 2006 and matures in October 2011. The loans carry a variable interest rate of three-month LIBOR plus 2.5%. Pro forma interest expense for the loans was based on the historical average three-month LIBOR rate of 4.9514% for the nine months ended September 30, 2006. If interest rates were to increase or decrease by 1/8%, pro forma loss from continuing operations would be 600 thousand and 500 thousand, respectively.

(7) Reflects a reduction of interest expense of $463 thousand related to the notes payable outstanding on CRC Acquisition Co., LLC’s balance sheet for the nine month period ended September 30, 2006. All notes payable and lines of credit were paid off upon the acquisition of CRC Acquisition Co., LLC by Net Perceptions, Inc.

(8) Amortization of financing fees associated with financing of transaction. Total financing fees are approximately $967 thousand and amortized over 5 years (the term of the loan). The expense for the nine month period ended September 30, 2006 is $145 thousand.

(9) Reflects an elimination of Management and Loan guarantee fees. Fees related to notes payable and lines of credit which were paid off at the time of acquisition. Management fees were also discontinued at the time of acquisition.

(10) Reflects an elimination of CRC Acquisition Co, LLC’s transaction fees related to the sale of CRC Acquisition Co., LLC to Net Perceptions.

(11) Reflects an elimination of state and local income taxes calculated using CRC Acquisition Co., LLC’s historical tax rate and capital structure.

(12) Reflects the calculation of state income and local taxes of $48 thousand utilizing adjustments to pro forma net loss before taxes.

(13) Federal income tax rate of 2% calculated on Alternative Minimum Tax (“AMT”) limitation of Net Operating Loss carry forwards (“NOL”) is not applicable as loss was incurred for the period ended September 30, 2006.

(14) Basic earnings per common share from continuing operations is computed as follows: income from continuing operations divided by basic weighted average common shares outstanding. Diluted earnings per common share for continuing operations is computed as follows: income from continuing operations divided by diluted weighted average common shares outstanding. Reflects issuance and re-investment of 3.5 million shares to certain members of CRC Acquisition Co. LLC, the selling party, upon completion of acquisition.